J.P. Morgan Global Healthcare Conference 2012

John A. Scarlett, MD
President & CEO

Forward-Looking Statement

Except for the historical information contained herein, this presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that without limitation, the following statements in this presentation regarding Geron's plans or expectations for or of: (a) dates in 2012 or 2013 to obtain top-line data from any of the Phase 2 clinical trials; (b) prospects for the clinical success of any of the product candidates; (c) having sufficient runway cash to fund the Company through Phase 2 milestones; (d) having a cash burn of $65 million in 2012; (e) having no royalty obligations on imetelstat and conventional milestone and royalty structure on GRN1005; and (f) having broad patent protection through 2025 for GRN1005 and 2026 for imetelstat, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include without limitation, regarding: (a) dates to obtain top-line data - delays in enrollment, delays caused by institutional review boards or regulatory agencies, shortage of supply, dependence on clinical trial collaborators, and safety issues; (b) clinical success of the product candidates - those risks and uncertainties inherent in the development of potential therapeutic products such as successful clinical trial results, and challenges to or enforcement of Geron's intellectual property rights; (c) having sufficient runway cash to fund the Company through Phase 2 milestones - unanticipated expenses, such as those related to clinical trials, manufacturing, litigation and challenges to or enforcement of Geron's intellectual property rights; (d) having a cash burn of $65 million in 2012 - unanticipated expenses, such as those related to clinical trials, manufacturing, litigation and challenges to or enforcement of Geron's intellectual property rights; (e) having no royalty obligations on imetelstat and conventional milestone and royalty structure on GRN1005 - ability to obtain and enforce our patents, challenges to and enforcement of Geron's intellectual property rights, and new third-party patents; and (f) having broad patent protection through 2025 for GRN1005 and 2026 for imetelstat – challenges to or enforcement of Geron's intellectual property rights, and new third-party patents. More detailed additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the Securities and Exchange Commission under the heading "Risk Factors," including the Annual Report on Form 10-K for the year ended December 31, 2010 and quarterly report on Form 10-Q for the quarter ended September 30, 2011. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

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Building a World-Class Oncology Development Business

Geron: Poised for Value Creation

- Two first-in-class oncology drug candidates: imetelstat and GRN1005
- Large unmet oncology needs addressed by novel mechanisms
- Phase 2 top-line results expected Q4 2012 (imetelstat) and Q2 2013 (GRN1005)
- Broad patent protection through at least 2025 for both programs
- Imetelstat: no third-party obligations
- GRN1005: in-licensed; conventional milestone and royalty structure
- Exclusive worldwide commercial rights for both programs
- Over $150 million in cash and investments as of YE 2011
  - Guidance: 2012 burn of $65 million
  - Runway through all Phase 2 milestones

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Multiple Opportunities for Success

Product Candidate	Phase 1	Phase 2	Expected Results
Imetelstat (telomerase inhibitor)			
Randomized, controlled trials			
Metastatic Breast Cancer			Q4 2012
Lung Cancer (NSCLC)			Q4 2012
Single-arm trials			
Essential Thrombocythemia			Q4 2012
Multiple Myeloma			Q4 2012
GRN1005 (LRP-directed peptide-drug conjugate)			
Single-arm trials			
Brain Metastases (Breast Cancer)			Q2 2013
Brain Metastases (Lung Cancer)			Q2 2013

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Imetelstat:
First-in-Class Telomerase Inhibitor

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Telomerase is a Promising Oncology Target

- Telomeres are caps at the end of the chromosome
  - Shorten with each cell division, determining the life span of the cell
- Telomerase, a reverse transcriptase enzyme, extends telomere length
- Telomerase is a key molecular target in oncology
  - Required for tumor cell immortality and growth
  - Upregulated in ~90% of human tumor biopsies
  - Cancer progenitor cells - high levels of telomerase activity

Focus on Preventing / Delaying Tumor Regrowth after Debulking


Debulking with chemotherapy leaves residual progenitor cells
Regrowth of tumor from residual progenitors – proliferative capacity requires telomerase upregulation

- Telomerase inhibition inhibits growth of tumors from cancer progenitor cells
  - Epithelial tumors (breast, lung, pancreatic) and neural (glioblastoma, neuroblastoma)
  - Hematologic (myeloma)
- Approach: Target telomerase to arrest tumor cell proliferation

Imetelstat: First-in-Class Telomerase Inhibitor, Built with Geron's Proprietary Nucleic Acid Chemistry

- Direct, competitive, high affinity inhibitor of telomerase
- Modified lipid-oligonucleotide conjugate
- Designed to address liabilities inherent in historical oligonucleotide drugs
  - Lipid tail to enhance cell permeability
  - Proprietary nucleic acid chemistry enhances stability in plasma and cells
- Effective systemic delivery


Lipid tail
High-affinity, nuclease-resistant oligo
targets RNA component of telomerase
O
H
N
OH
O
P
S
TAGGGTTAGACAA

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Imetelstat: Phase 1 Program Summary

Overview	183 subjects with relapsed or progressing solid tumors or hematologic malignancies including breast, lung, multiple myeloma
Pharmacokinetics	Targeted exposures achieved at doses lower than MTD
Pharmacodynamics	Telomerase inhibition >50% in tissue
Tolerability	Toxicity predictable, manageable and reversible ▪ Cytopenias were dose-limiting ▪ Non-hematologic side effects: GI (mostly Grade 1-2) and infrequent infusion reactions

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Imetelstat: Multiple Opportunities for Success

Product Candidate	Phase 1	Phase 2	Expected Results
Imetelstat (telomerase inhibitor)			
Randomized, controlled trials			
Metastatic Breast Cancer			Q4 2012
Lung Cancer (NSCLC)			Q4 2012
Single-arm trials			
Essential Thrombocythemia			Q4 2012
Multiple Myeloma			Q4 2012
GRN1005 (LRP-directed peptide-drug conjugate)			
Single-arm trials			
Brain Metastases (Breast Cancer)			Q2 2013
Brain Metastases (Lung Cancer)			Q2 2013

Imetelstat Metastatic Breast Cancer Phase 2 Trial (B014)

Rationale

- Cancer progenitor cells drive breast cancer progression and relapse
- Imetelstat inhibits breast cancer:
  - Progenitor cells *in vitro* and *in vivo*
  - Tumor growth and metastases *in vitro* and *in vivo*
- Synergistic with paclitaxel in breast cancer *in vitro*

Objective

- Support advancement to Phase 3 trials in metastatic breast cancer

Study Design

- 156 evaluable patients (1st and 2nd line)
- Randomized: Paclitaxel + imetelstat vs. paclitaxel
- Endpoint: Progression-free survival

Success Criteria

- Improvement of ~ 3 months in PFS over standard of care (assuming representative patient population)

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Imetelstat Lung Cancer (NSCLC) Phase 2 Trial (B012)

Rationale

- Cancer progenitor cells drive lung cancer progression and relapse
- Imetelstat inhibits lung cancer:
  - Progenitor cells *in vitro* and *in vivo*
  - Tumor growth and metastases *in vitro* and *in vivo*

Objective

- Support advancement to Phase 3 trials in advanced NSCLC

Study Design

- 96 evaluable patients (advanced NSCLC) post-induction chemo
- Randomized: Standard of care + imetelstat vs. standard of care
- Endpoint: Progression-free survival

Success Criteria

- Improvement of ~ 2 months in PFS over standard of care (assuming representative patient population)

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Imetelstat in Essential Thrombocythemia (B015)

Myeloproliferative Disorder Resulting in Overproduction of Platelets

Rationale

- Imetelstat inhibits malignant hematopoietic progenitor cells
- Significant decrease in platelet counts in Phase 1 studies
- 50% of patients have a specific clonal marker (JAK2 or MPL)

Objective

- Demonstrate effect of imetelstat on a progenitor cell-driven malignancy
  - Platelet counts and JAK2/MPL allelic burden
- Enable potential development in myeloproliferative neoplasms

Study Design

- Up to 40 patients (20 with JAK2/MPL mutation) who have failed or are intolerant of conventional therapy
- Single agent imetelstat induction and maintenance

Success Criteria

- Response rates significantly in excess of conventional therapy:
  - Hematologic response in >60% of patients and
  - Molecular response in >35% of patients with clonal marker

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Imetelstat in Multiple Myeloma (B013)

Exploratory Phase 2 Study

Rationale

- Cancer progenitors drive progression and relapse of myeloma
- Imetelstat inhibits myeloma progenitor cells *in vitro* and *in vivo*
- In myeloma, malignant progenitor cells accessible in bone marrow

Objective

- Demonstrate imetelstat directly inhibits proliferation of malignant progenitor cells

Study Design

- Patients with stable, non-progressing disease
- Single agent imetelstat maintenance therapy; lenalidomide allowed

Success Criteria

- Significant reduction in myeloma progenitor cell proliferation

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Enrollment and Timing of Top-Line Data Readouts

Randomized, controlled trials (metastatic breast cancer, NSCLC)

- Enrollment ahead of schedule; continue to expect to report in Q4 2012
- As is customary, these are event driven analyses (PFS)
  - Actual occurrence of events will determine timing for readout

Single-arm trials (open label, response rate-driven)

Essential Thrombocythemia

- Behind projected enrollment; however continue to expect data in Q4 2012
- Initial data to be reported when hematological response rate significantly exceeds 60% with an associated molecular response rate of 35%, or when 40 pts have been followed for at least six months

Multiple Myeloma

- Behind projected enrollment; however continue to expect data in Q4 2012
- Data to be reported when sufficient to confirm / refute a treatment effect

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Highlights of Imetelstat Program

- Transformative approach to treating range of tumor types
  - Inhibit indefinite replication of cancer cells
  - Selectively inhibit tumor progenitor cells
- Strong scientific rationale and pre-clinical support
- Only clinical-stage telomerase inhibitor
- Phase 2 in four indications with top-line data expected Q4 2012
- Patent protection until at least 2026
- Geron-discovered and developed; no royalty obligations
- Exclusive worldwide commercial rights

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GRN1005:
LRP-Directed Peptide-Drug Conjugate to Treat Metastatic and Primary Brain Tumors

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GRN1005 LRP-Directed Peptide-Drug Conjugate

- LRP-1 receptors transport large molecules across the BBB
  - LRP-1 is highly expressed on BBB and on various tumors
- Conjugate of three molecules of paclitaxel covalently linked to Angiopep-2, a proprietary peptide that binds to LRP-1 receptor
- Mechanism of action:
  - LRP-1 transports GRN1005 across BBB
  - GRN1005 enters tumor cells inside the brain, where active paclitaxel is released from the peptide
  - GRN1005 also enters tumors outside the brain
- >10-fold increase in paclitaxel delivery to brain tumors as compared to paclitaxel alone

GRN1005: Summary of Phase 1 Results

Trial Size

- 119 patients in two single agent Phase 1 studies
  - Solid Tumor Metastases (n = 56)
  - Primary Brain Tumors (n = 63)

Pharmacokinetics

- Clinically significant GRN1005 drug concentrations detected in primary brain tumor samples within a few hours of dosing
- GRN1005 remains largely intact in plasma, presenting high concentrations to BBB and to extra-cranial lesions

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GRN1005: Summary of Phase 1 Results (cont'd)

Efficacy

- Responses observed at MTD in patients with solid tumor metastases:[1]
  - 4/20 (20%) overall response rate (measures intra-cranial and extra-cranial disease)
  - 4/17 (24%) patients with brain metastases had ≥30% shrinkage in brain lesions
  - 5/10 (50%) patients with lung lesions had ≥30% shrinkage in those lesions

Safety

- Dose-limiting toxicity: Neutropenia
- No CNS toxicity observed

[1] Tumor response assessment in one dimension

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GRN1005 Phase 2 Program Initiated

Product Candidate	Phase 1	Phase 2	Expected Results
Imetelstat (telomerase inhibitor)			
Randomized, controlled trials			
Metastatic Breast Cancer			Q4 2012
Lung Cancer (NSCLC)			Q4 2012
Single-arm trials			
Essential Thrombocythemia			Q4 2012
Multiple Myeloma			Q4 2012
GRN1005 (LRP-directed peptide-drug conjugate)			
Single-arm trials			
Brain Metastases (Breast Cancer)			Q2 2013
Brain Metastases (Lung Cancer)			Q2 2013

GRN1005 Phase 2 Program
Breast Cancer with Brain Metastases Trial (GRABM-B)

Study Design

100 patient (50 HER2+ and 50 HER2-)[1] Phase 2 study estimating the effect of GRN1005 (as defined by intra-cranial response rate) in breast cancer patients with brain metastases

Success Criteria

Intra-cranial response rate significantly higher than historical control (~5% in MBC patients progressing after prior cranial radiation)

Objective

Support advancement to Phase 3 trials

[1]HER2+ patients to receive GRN1005 + trastuzumab

GRN1005 Phase 2 Program
Lung Cancer with Brain Metastases Trial (GRABM-L)

Study Design	50 patient Phase 2 study estimating the effect of GRN1005 (as defined by ORR) in NSCLC patients with brain metastases
Success Criteria	Overall response rate significantly higher than historical control (~8% in NSCLC patients receiving salvage therapy)
Objective	Support advancement to Phase 3 trials

Highlights of GRN1005 Program

- No approved drug therapies for metastatic brain cancer
  - As treatments for breast and lung cancer improve, brain metastasis becomes more pressing area of unmet need
  - Intra-cranial response rates to single agent anti-cancer drugs approximately 5%
- First-in-class peptide-drug conjugate (PDC)
  - Delivers paclitaxel across the blood-brain barrier into tumors in the brain
- Phase 1 trial demonstrated single agent responses (both intra-cranial and extra-cranial) in patients with brain metastases
- In Phase 2 in two indications with top-line data expected mid-2013
- Patent protection until at least 2025
- Conventional milestone and royalty structure
  - In-licensed from Angiochem on an exclusive worldwide basis

Strong Balance Sheet

- Over $150 million in cash and investments as of December 31, 2011
- Burn rate guidance of $65 million for 2012
- Expect to have sufficient resources to report top-line data on all current Phase 2 trials without additional financing

Geron: Poised for Value Creation

- Two first-in-class oncology drug candidates: imetelstat and GRN1005
- Large unmet oncology needs addressed by novel mechanisms
- Phase 2 top-line results Q4 2012 (imetelstat) and Q2 2013 (GRN1005)
- Broad patent protection through at least 2025 for both programs
- Imetelstat: no third-party obligations
- GRN1005: in-licensed; conventional milestone and royalty structure
- Exclusive worldwide commercial rights for both programs
- Strong balance sheet

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